Exhibit 99.1

Amber Road Announces Fourth Quarter and Full Year 2016 Financial Results

EAST RUTHERFORD, N.J.--(BUSINESS WIRE)--February 16, 2017--Amber Road, Inc. (NYSE: AMBR), a leading provider of global trade management (GTM) solutions, today announced its financial results for the fourth quarter and full year ended December 31, 2016.

Jim Preuninger, Chief Executive Officer of Amber Road, stated, “The fourth quarter capped off a very strong 2016 for Amber Road. I am very pleased with our ability to deliver on our key goals in 2016 to improve bookings, restore subscription growth rates, cut the cash burn, and put us on a path towards profitability. We enter 2017 with stronger go-to-market teams, an expanded portfolio of offerings to automate more areas of global trade for customers, and an increasingly complex global trade environment which requires our technology and content, and believe we can drive healthy results for the Company as we take further steps on our path towards profitability.”

Fourth Quarter 2016 Financial Highlights

Revenue

  Total revenue was $19.2 million, an increase compared to $17.2 million for the comparable period of 2015.
  Subscription revenue was $14.0 million, an increase compared to $12.9 million for the comparable period of 2015.
  Professional Services revenue was $5.3 million, an increase compared to $4.3 million for the comparable period of 2015.

Operating Loss

  GAAP operating loss was $(4.0) million, compared to $(6.4) million for the comparable period of 2015.
  Non-GAAP adjusted operating loss(1) was $(2.2) million, compared to $(5.2) million for the comparable period of 2015.

Net Loss

  GAAP net loss was $(4.5) million, compared to $(6.6) million for the comparable period of 2015.
  GAAP basic and diluted net loss per common share was $(0.17), compared to $(0.25) for the comparable period of 2015, based on 27.0 million and 26.3 million basic and diluted weighted average common shares outstanding, respectively.
  Non-GAAP adjusted net loss(1) was $(2.7) million, compared to $(5.5) million for the comparable period of 2015.
  Non-GAAP adjusted net loss per common share was $(0.10), compared to $(0.21) for the comparable period of 2015, based on 27.0 million and 26.3 million basic and diluted weighted average common shares outstanding, respectively.

Adjusted EBITDA

  Adjusted EBITDA was $(0.6) million for the three months ended December 31, 2016 and $(2.7) million for the comparable period of 2015.

Full Year 2016 Financial Highlights

Revenue

  Total revenue was $73.2 million, an increase compared to $67.1 million for the comparable period of 2015.
  Non-GAAP total revenue(2) was $73.2 million, which includes an adjustment of $69,095 related to the purchase accounting deferred revenue adjustment associated with our acquisition of ecVision in 2015.
  Subscription revenue was $53.3 million, an increase compared to $47.1 million for the comparable period of 2015.
  Professional Services revenue was $19.9 million compared to $20.0 million for the comparable period of 2015.

Operating Loss

  GAAP operating loss was $(17.3) million, compared to $(27.0) million in 2015.
  Non-GAAP adjusted operating loss(1) was $(10.3) million, compared to $(18.1) million in 2015.

Net Loss attributable to common stockholders

  GAAP net loss attributable to common stockholders was $(18.7) million, compared to $(28.1) million in 2015.
  GAAP basic and diluted net loss per common share was $(0.70), compared to $(1.07) in 2015, based on 26.7 million and 26.2 million basic and diluted weighted average common shares outstanding, respectively.
  Non-GAAP adjusted net loss(1) was $(11.7) million, compared to $(19.2) million in 2015.
  Non-GAAP adjusted net loss per common share was $(0.44), compared to $(0.73) in 2015, based on 26.7 million and 26.2 million basic and diluted weighted average common shares outstanding, respectively.

Adjusted EBITDA

  Adjusted EBITDA was $(3.7) million for 2016 and $(10.5) million for the comparable period of 2015.

Balance Sheet and Cash Flow

  Cash and cash equivalents at December 31, 2016 totaled $15.4 million, compared to $17.9 million at 2015.
  Cash used in operating activities was $(0.2) million for the year ended 2016, compared to cash used in operating activities of $(13.2) million for the year ended 2015.

A reconciliation of GAAP operating loss and net loss to Non-GAAP adjusted operating loss and net loss, of GAAP net loss to Adjusted EBITDA and of GAAP total revenue to Non-GAAP total revenue has been provided in the financial statement tables included in this press release. An explanation of these measures is also included below under the heading “Non-GAAP Financial Measures.”

Business Outlook

Based on information available as of February 16, 2017, Amber Road is issuing guidance for the first quarter and full year 2017. Refer to the reconciliation of GAAP guidance to non-GAAP guidance tables at the end of this release for details on non-GAAP adjustments.

First Quarter 2017:

  Total revenue is expected to be in the range of $18.2 million to $18.8 million.
  Non-GAAP adjusted operating loss(1) is expected to be in the range of $(3.6) million to $(3.0) million.
  Non-GAAP adjusted net loss per common share is expected to be in the range of $(0.15) to $(0.12). This assumes 27.3 million basic and diluted shares outstanding.

Full Year 2017:

  Total revenue is expected to be in the range of $80.3 million to $83.3 million.
  Non-GAAP adjusted operating loss(1) is expected to be in the range of $(10.3) million to $(7.3) million.
  Non-GAAP adjusted net loss per common share is expected to be in the range of $(0.43) to $(0.32). This assumes 28.0 million basic and diluted shares outstanding.

Endnotes:
(1) For 2016, non-GAAP adjusted operating loss and adjusted net loss excludes stock-based compensation, change in fair value of contingent consideration liability, purchase accounting deferred revenue adjustment, acquisition compensation costs, and acquisition related costs. For 2015, non-GAAP adjusted operating loss excludes stock-based compensation, puttable stock compensation, change in fair value of contingent consideration liability, purchase accounting deferred revenue adjustment, acquisition compensation costs and acquisition related costs.
(2) Non-GAAP total revenue includes the purchase accounting deferred revenue adjustment.

Conference Call Information

Amber Road will host a conference call on Thursday, February 16, 2017 at 5:00 p.m. Eastern Time (ET) to discuss the Company’s fourth quarter and full year 2016 financial results and its business outlook. To access this call, dial (888)-378-4361 (domestic) or (719) 325-2144 (international). The conference ID is 5623914. Additionally, a live webcast of the conference call will be available in the “Investor Relations” section of the Company’s web site at www.AmberRoad.com.

Following the conference call, a replay will be available until February 23, 2017 at (844)-512-2921 (domestic) or (412)-317-6671 (international). The replay pass code is 5623914. An archived webcast of this conference call will also be available in the “Investor Relations” section of the Company’s web site at www.AmberRoad.com.

About Amber Road

Amber Road’s (NYSE: AMBR) mission is to improve the way companies manage their international supply chains and conduct global trade. As a leading provider of cloud based global trade management (GTM) solutions, we automate the global supply chain across sourcing, logistics, cross-border trade and regulatory compliance activities to dramatically improve operating efficiencies and financial performance. This includes collaborating with suppliers on development, sourcing and quality assurance; executing import and export compliance checks and generating international shipping documentation; booking international carriers and tracking goods as they move around the world; and minimizing the associated duties through preferential trade agreements and foreign trade zones. Our solution combines enterprise-class software, trade content sourced from government agencies and transportation providers in 147 countries, and a global supply chain network connecting our customers with their trading partners, including suppliers, testing/auditing firms, freight forwarders, customs brokers and transportation carriers. We deliver our GTM solution using a Software-as-a-Service (SaaS) model and leverage a highly flexible technology framework to quickly and efficiently meet our customers’ unique requirements around the world. For more information, please visit www.AmberRoad.com, e-mail Solutions@AmberRoad.com or call 201-935-8588.

Non-GAAP Financial Measures

To provide investors with additional information regarding our financial results, Amber Road has provided non-GAAP financial measures and non-GAAP guidance within this press release including non-GAAP adjusted operating and net loss, adjusted EBITDA and non-GAAP total revenue, financial measures that are not calculated in accordance with generally accepted accounting principles, or GAAP. Provided below is a reconciliation of GAAP operating and net loss to non-GAAP adjusted operating and net loss, net loss to adjusted EBITDA and GAAP total revenue to Non-GAAP total revenue. EBITDA consists of net loss plus depreciation and amortization, interest expense (income) and income tax expense. Adjusted EBITDA consists of EBITDA plus stock-based compensation, puttable stock compensation, changes in the fair value of contingent consideration liability, purchase accounting adjustment to deferred revenue, acquisition compensation costs and acquisition related costs. Non-GAAP total revenue is defined as GAAP total revenue before purchase accounting adjustments as a result of an acquisition. Amber Road has included these non-GAAP measures in this press release because it assists in comparing performance on a consistent basis across reporting periods, as it removes from operating results the impact of the Company’s capital structure. Amber Road believes these non-GAAP measures are useful to an investor in evaluating its operating performance because they are often used by the financial community to measure a company’s operating performance without regard to items such as depreciation and amortization, which can vary depending upon accounting methods and the book value of assets, and to present a meaningful measure of performance exclusive of its capital structure and the method by which assets were acquired.

Amber Road’s use of these non-GAAP measures has limitations as an analytical tool, and you should not consider it in isolation or as a substitute for analysis of its results as reported under GAAP. Some of these limitations are:

  although depreciation and amortization are non-cash charges, the assets being depreciated and amortized may have to be replaced in the future, and these non-GAAP measures do not reflect cash capital expenditure requirements for such replacements or for new capital expenditure requirements;
  these non-GAAP measures do not reflect changes in, or cash requirements for, working capital needs;
  these non-GAAP measures do not reflect the potentially dilutive impact of equity-based compensation;
  these non-GAAP measures do not reflect interest or tax payments that may represent a reduction in cash available; and
  other companies, including companies in Amber Road’s industry, may calculate adjusted EBITDA differently, which reduces its usefulness as a comparative measure.

Because of these and other limitations, you should consider these non-GAAP measures together with other GAAP-based financial performance measures, including various cash flow metrics, net loss and other GAAP results. A reconciliation of GAAP operating and net loss to non-GAAP adjusted operating and net loss, and adjusted EBITDA, and GAAP total revenue to non-GAAP total revenue, has been provided in the financial statement tables included in this press release.

Cautionary Language Concerning Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not historical facts, but instead represent only our current expectations and beliefs, and therefore, contain risks and uncertainties about future events or our future financial performance, including, but not limited to, achieving revenue from bookings, closing business from the sales pipeline, new customer deployments and maintaining these relationships, the ability to reduce operating losses and use of cash, and attaining profitability. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “could,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” or “continue,” and similar expressions, whether in the negative or affirmative. These statements are only predictions and may be inaccurate. Actual events or results may differ materially. In evaluating these statements, you should specifically consider various factors, including the risks outlined in our filings with the Securities and Exchange Commission (SEC), including, without limitation, our annual, periodic and current SEC reports. These factors may cause our actual results to differ materially from any forward-looking statement. Although we believe that the expectations reflected in the forward-looking statements are reasonable, our future results, levels of activity, performance or achievements may differ from our expectations. Other than as required by law, we do not undertake to update any of the forward-looking statements after the date of this press release, even though our situation may change in the future.

AMBER ROAD, INC. AND SUBSIDIARIES Consolidated Balance Sheet (unaudited)

	December 31,
	2016	2015
Assets
Current assets:
Cash and cash equivalents	$15,408,133	$17,854,523
Accounts receivable, net	19,661,156	18,308,547
Unbilled receivables	314,328	1,024,861
Deferred commissions	4,420,632	3,767,432
Prepaid expenses and other current assets	1,719,612	2,003,849
Total current assets	41,523,861	42,959,212
Property and equipment, net	9,978,255	12,180,109
Goodwill	43,907,017	43,913,185
Other intangibles, net	6,148,820	7,673,661
Deferred commissions	8,046,664	7,007,518
Deposits and other assets	884,471	890,059
Total assets	$110,489,088	$114,623,744
Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$2,724,591	$1,451,463
Accrued expenses	14,127,304	8,805,159
Current portion of capital lease obligations	1,155,964	1,598,450
Deferred revenue	34,464,264	30,532,404
Current portion of term loan, net of discount and debt financing costs	593,336	312,086
Total current liabilities	53,065,459	42,699,562
Capital lease obligations, less current portion	1,276,700	1,916,944
Deferred revenue, less current portion	2,135,620	2,393,345
Term loan, net of discount and debt financing costs, less current portion	13,614,514	14,207,850
Revolving credit facility	6,000,000	5,000,000
Other noncurrent liabilities	1,825,317	3,909,728
Total liabilities	77,917,610	70,127,429
Commitments and contingencies
Stockholders’ equity:
Common stock, $0.001 par value; 100,000,000 shares authorized; issued and outstanding 26,926,268 and 26,260,459 shares at December 31, 2016 and 2015, respectively	26,926	26,261
Additional paid-in capital	188,811,896	181,457,089
Accumulated other comprehensive loss	(1,336,792)	(783,209)
Accumulated deficit	(154,930,552)	(136,203,826)
Total stockholders’ equity	32,571,478	44,496,315
Total liabilities and stockholders’ equity	$110,489,088	$114,623,744

AMBER ROAD, INC. AND SUBSIDIARIES Consolidated Statement of Operations (unaudited)

	Three Months Ended December 31,		Year Ended December 31,
	2016	2015	2016	2015
Revenue:
Subscription	$13,951,947	$12,894,250	$53,310,533	$47,067,117
Professional services	5,254,830	4,307,962	19,850,657	20,042,803
Total revenue	19,206,777	17,202,212	73,161,190	67,109,920
Cost of revenue (1):
Cost of subscription revenue	4,934,144	5,602,278	19,922,839	20,041,196
Cost of professional services revenue	3,941,446	3,878,512	15,813,562	16,852,844
Total cost of revenue	8,875,590	9,480,790	35,736,401	36,894,040
Gross profit	10,331,187	7,721,422	37,424,789	30,215,880
Operating expenses (1):
Sales and marketing	5,668,985	6,004,056	22,637,984	24,200,504
Research and development	4,675,379	4,547,878	16,794,516	16,448,625
General and administrative	3,988,964	3,522,755	15,318,098	16,528,568
Total operating expenses	14,333,328	14,074,689	54,750,598	57,177,697
Loss from operations	(4,002,141)	(6,353,267)	(17,325,809)	(26,961,817)
Interest income	1,268	12,254	57,126	61,414
Interest expense	(218,778)	(255,286)	(862,321)	(910,046)
Loss before income taxes	(4,219,651)	(6,596,299)	(18,131,004)	(27,810,449)
Income tax expense (benefit)	289,257	50,756	595,722	268,225
Net loss	$(4,508,908)	$(6,647,055)	$(18,726,726)	$(28,078,674)

Net loss per common share:
Basic and diluted	$(0.17)	$(0.25)	$(0.70)	$(1.07)
Weighted-average common shares outstanding:
Basic and diluted	27,045,179	26,324,177	26,718,882	26,152,301

(1) Includes stock-based compensation as follows:
	Three Months Ended December 31,		Year Ended December 31,
	2016	2015	2016	2015
Cost of subscription revenue	$172,386	$106,539	$810,455	$766,498
Cost of professional services revenue	102,693	79,685	480,160	515,354
Sales and marketing	197,842	122,759	872,899	821,177
Research and development	314,365	216,400	1,161,422	1,077,638
General and administrative	473,544	280,866	2,142,954	3,279,635
	$1,260,830	$806,249	$5,467,890	$6,460,302

AMBER ROAD, INC. AND SUBSIDIARIES Consolidated Cash Flow Statement (unaudited)

	Year Ended December 31,
	2016	2015
Cash flows from operating activities:
Net loss	$(18,726,726)	$(28,078,674)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	6,590,343	7,575,783
Bad debt expense	509,454	80,571
Stock-based compensation	5,467,890	6,460,302
Compensation related to puttable common stock	—	54,764
Acquisition related deferred compensation	1,419,885	946,590
Changes in fair value of contingent consideration liability	30,469	(1,350,441)
Amortization of debt financing costs and accretion of debt discount	62,914	56,382
Changes in operating assets and liabilities:
Accounts receivable and unbilled receivables	(1,213,717)	(1,658,964)
Prepaid expenses and other assets	(1,437,777)	(863,713)
Accounts payable	1,284,742	(316,655)
Accrued expenses	4,228,119	(304,962)
Other liabilities	(2,084,343)	(281,876)
Deferred revenue	3,702,924	4,451,731
Net cash used in operating activities	(165,823)	(13,229,162)
Cash flows from investing activities:
Capital expenditures	(231,979)	(1,385,082)
Addition of capitalized software development costs	(2,286,778)	(1,926,302)
Addition of intangible assets	(275,000)	(275,000)
Acquisition, net of cash acquired	—	(25,717,078)
Cash paid for deposits	(118,993)	(21,989)
Decrease in restricted cash	113,094	112,815
Net cash used in investing activities	(2,799,656)	(29,212,636)
Cash flows from financing activities:
Proceeds from revolving line of credit	20,250,000	5,000,000
Payments on revolving line of credit	(19,250,000)	—
Proceeds from term loan	—	20,000,000
Payments on term loan	(375,000)	(5,343,750)
Debt discount and financing costs	—	(188,743)
Repayments on capital lease obligations	(1,425,882)	(1,493,664)
Proceeds from the exercise of stock options	1,887,582	1,299,427
Taxes paid related to net share settlement	—	(22,494)
Net cash provided by financing activities	1,086,700	19,250,776
Effect of exchange rate on cash and cash equivalents	(567,611)	(196,655)
Net decrease in cash and cash equivalents	(2,446,390)	(23,387,677)
Cash and cash equivalents at beginning of period	17,854,523	41,242,200
Cash and cash equivalents at end of period	$15,408,133	$17,854,523

Reconciliation of Net Loss to Adjusted EBITDA (Unaudited)

	Three Months Ended December 31,		Year Ended December 31,
	2016	2015	2016	2015
Net loss	$(4,508,908)	$(6,647,055)	$(18,726,726)	$(28,078,674)
Depreciation and amortization expense	1,526,834	2,498,537	6,590,343	7,575,783
Interest expense	218,778	255,286	862,321	910,046
Interest income	(1,268)	(12,254)	(57,126)	(61,414)
Income tax expense (benefit)	289,257	50,756	595,722	268,225
EBITDA	(2,475,307)	(3,854,730)	(10,735,466)	(19,386,034)
Stock-based compensation	1,260,830	806,249	5,467,890	6,460,302
Puttable stock compensation	—	13,691	—	54,764
Change in fair value of contingent consideration liability	20,000	(291,000)	30,469	(1,350,441)
Purchase accounting deferred revenue adjustment	—	310,095	69,095	1,530,719
Acquisition compensation costs	567,954	283,977	1,419,885	946,590
Acquisition related costs	—	13,630	5,420	1,259,351
Adjusted EBITDA	$(626,523)	$(2,718,088)	$(3,742,707)	$(10,484,749)

Reconciliation of GAAP Total Revenue to Non-GAAP Total Revenue (Unaudited)

	Three Months Ended December 31,		Year Ended December 31,
	2016	2015	2016	2015
Total revenue	$19,206,777	$17,202,212	$73,161,190	$67,109,920
Purchase accounting deferred revenue adjustment	—	310,095	69,095	1,530,719
Non-GAAP total revenue	$19,206,777	$17,512,307	$73,230,285	$68,640,639

Reconciliation of Net Loss to Non-GAAP Adjusted Net Loss (Unaudited)

	Three Months Ended December 31,		Year Ended December 31,
	2016	2015	2016	2015
Net loss	$(4,508,908)	$(6,647,055)	$(18,726,726)	$(28,078,674)
Stock-based compensation	1,260,830	806,249	5,467,890	6,460,302
Puttable stock compensation	—	13,691	—	54,764
Change in fair value of contingent consideration liability	20,000	(291,000)	30,469	(1,350,441)
Purchase accounting deferred revenue adjustment	—	310,095	69,095	1,530,719
Acquisition compensation costs	567,954	283,977	1,419,885	946,590
Acquisition related costs	—	13,630	5,420	1,259,351
Non-GAAP adjusted net loss	$(2,660,124)	$(5,510,413)	$(11,733,967)	$(19,177,389)

Adjusted non-GAAP net loss per common share:
Basic and diluted	$(0.10)	$(0.21)	$(0.44)	$(0.73)

Weighted-average common shares outstanding:
GAAP weighted average number of common shares outstanding - basic and diluted	27,045,179	26,324,177	26,718,882	26,152,301

Reconciliation of Loss from Operations to Non-GAAP Adjusted Loss from Operations (Unaudited)

	Three Months Ended December 31,		Year Ended December 31,
	2016	2015	2016	2015
Loss from operations	$(4,002,141)	$(6,353,267)	$(17,325,809)	$(26,961,817)
Stock-based compensation	1,260,830	806,249	5,467,890	6,460,302
Puttable stock compensation	—	13,691	—	54,764
Change in fair value of contingent consideration liability	20,000	(291,000)	30,469	(1,350,441)
Purchase accounting deferred revenue adjustment	—	310,095	69,095	1,530,719
Acquisition compensation costs	567,954	283,977	1,419,885	946,590
Acquisition related costs	—	13,630	5,420	1,259,351
Non-GAAP adjusted loss from operations	$(2,153,357)	$(5,216,625)	$(10,333,050)	$(18,060,532)

Based on information available as of February 16, 2017, the following tables show 2017 GAAP guidance reconciled to non-GAAP guidance for the first quarter and full year 2017 as indicated below (numbers in millions, except per share data):

Reconciliation of Loss from Operations to Non-GAAP Adjusted Loss from Operations Guidance (Unaudited)

	First Quarter 2017		Full Year 2017
	Low	High	Low	High
Loss from operations	$(4.9)	$(4.3)	$(16.0)	$(13.0)
Stock-based compensation	1.3	1.3	5.7	5.7
Non-GAAP adjusted loss from operations	$(3.6)	$(3.0)	$(10.3)	$(7.3)

Reconciliation of Net Loss per Share to Non-GAAP Adjusted Net Loss per Share Guidance (1) (Unaudited)

	First Quarter 2017		Full Year 2017
	Low	High	Low	High
Net loss per share, basic and diluted	$(0.20)	$(0.17)	$(0.63)	$(0.52)
Stock-based compensation	0.05	0.05	0.20	0.20
Non-GAAP adjusted net loss per share, basic and diluted	$(0.15)	$(0.12)	$(0.43)	$(0.32)

(1) This assumes weighted average shares outstanding - basic and diluted	27.3	27.3	28.0	28.0

CONTACT:
Investor Relations Contact
ICR
Staci Mortenson, 201-806-3663
InvestorRelations@AmberRoad.com
or
Amber Road Contacts
Annika Helmrich (US & Canada), +1 201-806-3656
AnnikaHelmrich@AmberRoad.com
or
Martijn van Gils (Europe & Asia), +31 858769534
MartijnvanGils@AmberRoad.com